UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BPZ Resources, Inc.
(Name of Registrant as Specified In Its Charter)

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BPZ RESOURCES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving  this  communication  because  you  hold  shares  in  the above company, and the material you should review before you cast your vote  is  now  available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BPZ  RESOURCES,  INC.

580  WESTLAKE  PARK

BLVD. SUITE  525

HOUSTON,  TX  77079

Shareholder Meeting to be held on 06/20/08

Proxy Material Available

•                  Notice and Proxy Statement

•                 Annual  Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e- mail copy. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is  NO  charge  for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To  facilitate  timely  delivery  please  make  the  request  as instructed below on or before 06/06/08.

HOW  TO  VIEW MATERIAL VIA THE INTERNET

Have  the  12 Digit  Control  Number(s)  available  and  visit:www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)  BY  INTERNET  –  www.proxyvote.com

2)  BY  TELEPHONE   –  1-800-579-1639

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*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control  Number  (located  on  the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:          Annual

Meeting Date:           06/20/08

Meeting Time:          10:00 A.M. CDT

For holders as of:      04/28/08

Meeting Location:

WestLake Club

570 WestLake Park

Blvd. Houston, TX

77079

Meeting Directions:

For Meeting Directions Please

Call:

281-556-5100

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements  for meeting attendance. At  the Meeting  you will  need  to request a ballot  to vote  these  shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have  your  notice  in  hand  when  you  access  the web site and follow the instructions.

Voting  items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 2.

1.     Election of Class I Directors.

Nominees:

01) Gordon Gray

02)    E. Barger Miller, III

2.     Proposal to ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants.